Exhibit 10.26
FIRST AMENDMENT
OF
UNITEDHEALTH GROUP
EXECUTIVE SAVINGS PLAN
(2021 Statement)

WHEREAS, UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), has heretofore established and maintains several nonqualified, deferred compensation programs (the “ESP”) for the benefit of a select group of management or highly compensated employees of UnitedHealth Group and certain affiliates of UnitedHealth Group;
WHEREAS, said programs are currently embodied in a single document which is effective January 1, 2021, and which is entitled “UNITEDHEALTH GROUP EXECUTIVE SAVINGS PLAN (2021 Statement)” (hereinafter referred to as the “Plan Statement”);
WHEREAS, Section 11.5 of the 2021 Statement provides that the Executive Vice President & Chief Human Resources Officer may adopt certain amendments that do not materially increase the cost of the ESP;
WHEREAS, UnitedHealth Group wishes to amend the Plan Statement to clarify that for purposes of the special rule permitting persons who were eligible to participate prior to 2021 may continue to participate, the term “base salary” includes only base salary in its commonly understood sense and does not include any of the types of incentive compensation that are included in the defined term “Base Salary”; and
WHEREAS, the Executive Vice President & Chief Human Resources Officer has determined that this proposed amendment is within her authority and does not materially increase the cost of the ESP.
NOW, THEREFORE, BE IT RESOLVED, that the Plan Statement is hereby amended in the following respect:
1. CLARIFICATION OF ELIGIBILITY GRANDFATHER RULE. Effective for Plan Years beginning on or after January 1, 2021, Section 1.3.2 is amended by deleting the phrase “Base Salary” where it appears in both clause (iii) and clause (b) of the proviso to said Section, and by substituting the phrase “base salary.”
2. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

Dated: December 16, 2021	/s/ Patricia Lewis
Patricia Lewis
Executive Vice President & Chief Human
Resources Officer